INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2013
INTANGIBLE ASSETS
INTANGIBLE ASSETS

8. INTANGIBLE ASSETS

        The gross carrying amount and accumulated amortization of intangible assets were as follows (dollars in millions):

	December 31, 2013			December 31, 2012
	Carrying Amount	Accumulated Amortization	Net	Carrying Amount	Accumulated Amortization	Net
Patents, trademarks and technology	$384	$339	$45	$355	$318	$37
Licenses and other agreements	52	19	33	41	16	25
Non-compete agreements	4	2	2	2	2	—
Other intangibles	70	62	8	68	60	8

Total	$510	$422	$88	$466	$396	$70

        Amortization expense was $21 million, $23 million and $30 million for the years ended December 31, 2013, 2012 and 2011, respectively.

        Our estimated future amortization expense for intangible assets over the next five years is as follows (dollars in millions):

Year ending December 31,
2014	$15
2015	8
2016	8
2017	7
2018	6